Chautauqua Global Growth Fund
Schedule of Investments, September 30, 2019 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Apparel Retail
TJX Cos, Inc. (United States)	29,700	$1,655,478	3.3%
Application Software
Atlassian Corp. PLC (Australia) (1)	5,404	677,878	1.4%
Temenos Group AG (Switzerland) (1)(2)	12,249	2,051,096	4.0%
		2,728,974	5.4%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland) (2)	23,438	1,038,091	2.0%
Automobile Manufacturers
BYD Co. Ltd. (China) (2)	96,633	480,244	0.9%
Biotechnology
Celgene Corp. (United States) (1)	6,411	636,612	1.2%
Genmab A/S (Denmark) (1)(2)	13,247	2,691,574	5.3%
Incyte Corp. (United States) (1)	22,572	1,675,520	3.3%
Regeneron Pharmaceuticals, Inc. (United States) (1)	4,946	1,372,020	2.7%
		6,375,726	12.5%
Data Processing & Outsourced Services
MasterCard, Inc. - Class A (United States)	5,960	1,618,557	3.2%
Wirecard AG (Germany) (2)	17,380	2,781,497	5.5%
		4,400,054	8.7%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	3,447,638	1,001,073	2.0%
DBS Group Holdings Ltd. (Singapore) (2)	104,710	1,894,321	3.7%
		2,895,394	5.7%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)	37,007	1,130,693	2.2%
Education Services
TAL Education Group - ADR (China) (1)	70,149	2,401,902	4.7%
Electronic Equipment & Instruments
Coherent, Inc. (United States) (1)	3,126	480,529	0.9%
Keyence Corp. (Japan) (2)	1,387	863,346	1.7%
Universal Display Corp. (United States)	2,409	404,471	0.8%
		1,748,346	3.4%
Environmental & Facilities Services
Waste Connections, Inc. (Canada)	19,327	1,778,084	3.5%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)	407,543	1,273,968	2.5%
Industrial Machinery
FANUC Corp. (Japan) (2)	3,958	748,155	1.5%
Information Technology
Constellation Software, Inc. (Canada)	1,132	1,130,547	2.2%
Interactive Media & Services
Alphabet, Inc. - Class A (United States) (1)	859	1,048,959	2.1%
Internet & Direct Marketing Retail
Naspers Ltd. (South Africa) (2)	7,972	1,207,034	2.3%
Prosus NV (Netherlands) (1)	7,466	548,067	1.1%
		1,755,101	3.4%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	3,124	522,427	1.0%
Amazon.com, Inc. (United States) (1)	628	1,090,152	2.2%
Ctrip.com International Ltd. - ADR (China) (1)	11,966	350,484	0.7%
		1,963,063	3.9%
IT Services
Tata Consultancy Services Ltd. (India)	40,492	1,199,468	2.4%
Life Sciences Tools & Services
Illumina, Inc. (United States) (1)	3,170	964,377	1.9%
Oil & Gas Equipment & Services
Core Laboratories NV (Netherlands)	11,043	514,825	1.0%
Schlumberger Limited (Curacao)	16,592	566,948	1.1%
		1,081,773	2.1%
Other Diversified Financial Services
Charles Schwab Corp. (United States)	11,682	488,658	1.0%
Personal Products
Amorepacific Corp. (Republic of Korea) (2)	902	105,833	0.2%
Pharmaceuticals
Allergan PLC (Ireland)	2,548	428,803	0.8%
Novo Nordisk A/S - ADR (Denmark)	42,901	2,217,982	4.4%
		2,646,785	5.2%
Regional Banks
HDFC Bank Ltd. - ADR (India)	37,384	2,132,757	4.2%
SVB Financial Group (United States) (1)	2,120	442,974	0.9%
		2,575,731	5.1%
Semiconductor Equipment
ASML Holding NV (Netherlands)	3,361	834,940	1.6%
Semiconductors
AMS AG (Austria) (1)(2)	28,061	1,252,126	2.4%
Nvidia Corp. (United States)	2,815	490,007	1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	18,188	845,378	1.7%
		2,587,511	5.1%
Tires & Rubber
Pirelli & C SpA (Italy) (1)(2)	177,507	1,051,183	2.1%
Total Common Stocks (Cost $44,610,978)		48,089,038	94.6%

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 1.89% (3)	2,506,889	2,506,889	4.9%
Total Short-Term Investment (Cost $2,506,889)		2,506,889	4.9%
Total Investments (Cost $47,117,867)		50,595,927	99.5%
Other Assets in Excess of Liabilities		247,905	0.5%
TOTAL NET ASSETS		$50,843,832	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security.
(3)	Seven-Day Yield.
ADR	American Depository Receipt
Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Country Allocation
Country	Percentage
Australia	1.34%
Austria	2.47%
Canada	5.75%
China	9.94%
Curacao	1.12%
Denmark	9.70%
Germany	5.50%
India	6.59%
Indonesia	1.98%
Ireland	0.85%
Italy	2.08%
Japan	5.42%
Netherlands	3.75%
Republic of Korea	0.21%
Singapore	3.74%
South Africa	2.39%
Switzerland	6.11%
Taiwan	1.67%
United States	24.44%
Cash	4.95%

Chautauqua Global Growth Fund
Schedule of Investments, September 30, 2019 (Unaudited)
Summary of Fair Value Exposure at September 30, 2019 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability.  These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Unadjusted quoted prices in active markets for identical unrestricted securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, quoted prices in inactive markets, dealer indications, interest rates, yield curves, prepayment speeds, credit risk, default rates, inputs corroborated by observable market data, etc.).
Level 3 - Significant unobservable inputs (including the Fund's own assumptions about the factors that market participants would use in valuing the security) based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2019:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$28,518,804	$19,570,234	$–	$48,089,038
Total Equity	28,518,804	19,570,234	–	48,089,038
Short-Term Investment
Money Market Mutual Fund	2,506,889	–	–	2,506,889
Total Short-Term Investment	2,506,889	–	–	2,506,889
Total Investments*	$31,025,693	$19,570,234	$–	$50,595,927

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year's annual report.